UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 12, 2009
(Date of earliest event reported: November 5, 2009)

SURGE GLOBAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24269	34-1454529
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

990 Highland Drive Suite 206
Solana Beach, California, 92075
(Address of principal executive offices, zip code)

(858) 720-9900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[_]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or By-Laws; change in Fiscal Year

On November 5, 2009, the Board of Directors amended subsections (b) and (c) of “Section 3.5 Meetings” of the Corporation’s By-Laws.   Section 3.5(b) now reads as follows:

“Section 3.5(b) Regular meetings of the Corporation will be held monthly on the second Thursday of each month. The Chairman or the President shall serve each Board member, personally by mail or email, a written notice of the meeting, accompanied by an agenda and time of the meeting, at least three business days (72 hours) in advance of each meeting, addressed to each Board member at the address or email address that appears in the records of the Corporation. Any delay in holding a Regular meeting can only be made with the consent of a majority of the directors. Failure by the Chairman or the President to call a Regular meeting for more than 40 days from the date of the prior meeting shall entitle any two directors, acting together, to call a Regular meeting.  Once a Regular meeting is called it cannot be delayed or postponed without the approval of a majority of the Board.”

Section 3.5(c) is amended to read as follows:

“(c) Special Meetings of the Corporation – Special meetings of the Board may be called by the Chairman or the President at their discretion, or upon request to the Chairman or the President by any three or more members of the Board. Upon receipt of such a request from the Chairman, the President or any three directors, any of the aforementioned shall serve by mail or email a written notice of each Special meeting to the entire Board. Such notice shall include the date, time, and agenda for such a meeting. If the urgency of a Special Meeting warrants, the Chairman or President can notify each Board member by telephone stating the time, purpose and call-in number for which such a meeting is called. In all cases, a written confirmation by email shall be made to all board members. Any Special meeting shall require 48 hours notice.”

Item 8.01  Other Events

On November 5, 2009, the Company elected Charles Sage as Chairman of the Board to replace Barry Nussbaum. Mr. Nussbaum continues to serve on the Company’s Board of Directors. Messrs. Sage and Nussbaum have served as directors of the Company since 2008.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit                 Description

3.5	Amendment to Section 3.5 of the Corporation’s By-Laws. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGE GLOBAL ENERGY, INC., a Delaware corporation
Date: November 12, 2009	By:	/s/ E. Jamie Schloss E. Jamie Schloss, Chief Executive Officer